Exhibit 10(c)


      MANAGEMENT INCENTIVE STOCK OPTION PLAN

1.   Establishment and Purpose.  Sprint
     Corporation, a Kansas corporation (the
     "Company"), hereby establishes a stock option plan to be named the Management Incentive
     Stock Option Plan (the "Plan") The purpose of the Plan is to permit employees of the Company and its subsidiaries who are eligible to receive annual incentive compensation to receive nonqualified stock options in lieu of a portion of the target incentive under the Company's management incentive plans
     ("MIPs"), thereby encouraging the employees to focus on the growth and profitability of the Company and the performance of its common stock. Subject to approval of the Company's stockholders, the Plan provides for options to be granted beginning March 15, 1995, and ending April 18, 2005. Stock options granted prior to or as of April 18, 2005, may extend beyond that date.

2.   Administration.  The Plan shall be
     administered by the Organization and
     Compensation Committee of the Board of
     Directors (the "Committee"). The Company shall grant options under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan. The Committee from time to time may adopt (and thereafter amend and rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions of the Plan, as it shall deem proper. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any option or restricted shares of common stock granted or issued pursuant to the Plan, in the manner and to the extent it shall deem desirable to effect the terms of the Plan. With respect to any option or restricted stock issued under the Plan, the Committee may determine when the option may become exercisable or the restrictions on restricted stock shall lapse, as the case may be, whenever, in the judgement of the committee, doing so would be in the best interest of the Corporation. The interpretation and construction of any provisions of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Corporate Secretary shall act as Plan Administrator carrying out the day-to-day administration of the Plan unless the Committee appoints another officer or employee of the Company as Plan
     Administrator.

3. Eligibility. The Committee will determine each year whether options will be granted in such year, whether participation will be elective or automatic, which class or classes of common stock will be subject to purchase by participants (which may different for different groups of employees) and the amount of incentive compensation to be given up for each stock option. Any salaried employee of the Company and its subsidiaries shall be eligible to be selected for participation in the MIPs. The Committee will, in its discretion, determine the employees who participate in the MIPs and, therefore, who will be eligible for

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     options, the dates on which options shall be
     granted, and any conditions on the exercise of the options.

     No option may be granted to any individual who immediately after the option grant owns directly or indirectly stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or any subsidiary.

4. Common Stock Subject to the Plan. The shares of any class of publicly traded common stock of the Company to be issued upon the exercise of a nonqualified option to purchase such common stock granted in lieu of MIP payout may be made available from the authorized but unissued common stock of the Company, shares of common stock held in the treasury, or common stock purchased on the open market or otherwise.

     Approval of the Plan by the Stockholders of the Company shall constitute authorization to use such shares for the Plan subject to the discretion of the Board or as such discretion may be delegated to the Committee.

     Subject to the provisions of the following paragraph, the total number of shares for which options may be granted under the Plan each year shall be 0.9% of the total outstanding shares of each class of common stock of the Company (including, with respect to the PCS Stock, both Series 1 and Series 2 PCS Stock) as of the first day of such year; provided, however, that such number shall be increased in any year by the number of shares available in previous years for which options have not been granted. If and when an option granted under the Plan is forfeited, cancelled, expired, or otherwise terminated without having been exercised in full, the remaining shares shall again become available for grant under the Plan.

     The number and kind of shares subject to the Plan may be appropriately adjusted by the Committee in the circumstances outlined in Section 5(k).

5. Stock Options; Terms and Conditions. Each option will represent the right to purchase a specific class and number of shares of common stock of the Company and shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     a. Consideration for and Class and Number of Options. Each option shall be granted in lieu of a portion of the optionee's payout under the MIPs or in lieu of other incentive compensation as determined by the Committee. The Committee shall determine the class and the number of shares or the manner of determining the class and number of shares available for each option, subject to the total number of shares available under the Plan for such year, and the amount or the method of determining the consideration to be given up by each participant in return for an option, taking into consideration appropriate factors in making such determinations, such as interest rates, volatility of the market price of the class of common stock of the Company and the term of the option; provided, however that shares

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          subject to options granted to any individual
          employee during any calendar year shall not exceed a total of 1,000,000 shares of FON Stock
          (as defined in the Company's articles of incorporation) or 500,000 shares of Series 1
          PCS Stock (as defined in the Company's articles of incorporation).Consideration for and Class and Number of Options.

     b. Participation in the Plan. Participation in the Plan may be voluntary or automatic, as determined by the Committee. The rules and procedures for voluntary participation, when applicable, shall be established and implemented by the Plan
          Administrator.

     c. Exercise Price. The price at which each share covered by an option may be purchased shall be one hundred percent (100%) of the fair market value of the Company's common stock on the date the option is granted. Fair market value shall be deemed to be the average of the high and low prices of the Company's common stock for composite transactions as published by major newspapers for the date the option is granted or, if no sale of the Company's common stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

     d.   Vesting.  Unless the Committee
          determines otherwise, stock option
          grants shall provide: (i) with respect
          to options issued in lieu of annual
          management incentive compensation, that
          the total number of shares subject to an option shall become exercisable December
          31 in the year of the date of grant and
          (ii) with respect to options issued in
          lieu of or as part of long-term
          incentive compensation ("LTIP Options")
          that the total number of shares subject
          to the option shall become exercisable
          in full on the third December 31
          following the grant date.  Unless the
          Committee provides otherwise, if the
          grantee of an LTIP Option terminates
          employment by reason of the grantee's
          death, total disability, or normal
          retirement (with respect to options
          outstanding at least 1 year on
          retirement), the LTIP Option shall
          become exercisable in full on the
          grantee's termination date.  Unless the
          Committee provides otherwise, if the
          grantee of any other option terminates
          employment before the option becomes
          exercisable for any reason other than
          termination for good cause, the option
          shall be forfeited and any incentive
          compensation foregone to acquire the
          options shall be restored to the grantee as if an election to acquire options were not made.

     e.   Term of Option.  Options shall not be
          exercisable after the expiration of ten
          (10) years from the date of grant.

     f.   Payment of Exercise Price.  Options
          shall be exercisable only upon payment
          to the Company of the full purchase
          price of the shares with respect to
          which options are exercised.  Payment
          for the shares shall be either in United
          States dollars, payable in cash or by
          check, or by surrender of stock
          certificates representing the same class of common stock of the Company having an aggregate fair market value, determined as of the date of exercise, equal to the number of shares

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          with respect to which such options are
          exercised multiplied by the exercise price per share. The fair market value of common stock on the date of exercise of options shall be determined in the same manner as the fair market value of common stock on the date of grant of options is determined. Certain optionees may use restricted stock as payment for the exercise price in accordance with
          Section 6 hereof.  In that event, fair
          market value of the shares of restricted stock will be determined as if the shares were not restricted. In lieu of the delivery of physical certificates, the optionee may deliver shares in payment of the exercise price by attesting, on a form established for such purpose by the Secretary, to the ownership, either outright or through ownership of a broker account, of a sufficient number of shares held for a period of at least six months to pay the exercise price.
          The attestation must be notarized and
          signed by the optionee's spouse if the
          spouse is a joint owner of the shares
          with respect to which such attestation
          is made and must be accompanied by such
          documentation as the Corporate Secretary may consider necessary to evidence actual ownership of such shares.

     g.   Manner of Exercise.  A completed
          exercise form and the exercise price,
          whether in the form of cash or stock,
          must be delivered to the Plan
          Administrator in order to exercise an
          option.  An option shall be deemed
          exercised on the date such exercise form and payment are received by the Plan
          Administrator.

     h.   Time for Exercise.  Each option expires
          if it has not been exercised within its
          term.  Once an option has expired for
          any reason, it can no longer be
          exercised.  If the grantee's employment
          with the Company or a subsidiary of the
          Company is terminated, the optionee may
          exercise options that are exercisable on the date of termination of employment until the earlier of (1) the date on which the option expires and (2) the end of the applicable period below, beginning on the grantee's:

          (i)  retirement:  five years after the
               grantee's retirement date.

          (ii) disability (qualifying for long-term disability benefits under the Company's
               Basic Long-Term  Disability Plan):
               five years after the grantee's
               qualification date.

          (iii)death:  one year  after the  grantee's
               death  for the  estate or designated
               beneficiary to exercise the decedent's
               options.

          (iv) involuntary termination other than for cause: the date on which the option expires.

          (v)  voluntary  termination:  three months
               from the grantee's  date of termination
               of employment.

          If a grantee's employment is terminated for
          a reason constituting good cause,   any
          outstanding   options  granted  under  the
          Plan  shall automatically  terminate.
          "Good cause"  means  conduct by the grantee

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

          that reflects adversely on the grantee's honesty, trustworthiness or fitness as an employee, or the grantee's willful engagement in conduct which is demonstrably and materially injurious to the Company.

          If a grantee becomes  associated  with,
          becomes employed by, renders services to, or owns any interest in (other than an insubstantial interest, as determined by the Committee) any business in competition with the Company, all outstanding options granted to the grantee whether vested or unvested shall automatically terminate and shares of restricted stock received upon the exercise of an option pursuant to Section 6 hereof that continue to be restricted shall be forfeited. For purposes of this Plan, an employee who becomes employed by certain non- subsidiary affiliates designated by the Committee (each, together with their subsidiaries, an "Affiliated Entity"), shall not, except with respect to incentive stock options, be considered to have terminated employment with the Company or a subsidiary of the Company until his employment is terminated with all Affiliated Entities without becoming re-employed by the Company or its subsidiaries.

     i. Restricted Stock. Certain grantees may elect to deliver restricted shares or receive restricted shares in connection with an exercise of an option by the grantee, as provided in
          Section 6 hereof.

     j.   Beneficiary Designations.  The grantee
          of an option may designate a beneficiary or beneficiaries to exercise unexpired options held by the grantee and to own shares issued upon any such exercise after the grantee's death without order of any probate court or otherwise. A beneficiary so designated may exercise an option upon presentation to the Company of evidence satisfactory to the Corporate Secretary of (1) the beneficiary's identity and (2) the death of the grantee. A grantee may change any beneficiary designation of options held by the grantee at anytime before his death but may not do so by testamentary designation in his will or otherwise. Beneficiary designations must be made in writing on a form provided by the Corporate Secretary.
          Beneficiary designations shall become
          effective on the date that the form,
          properly completed, signed and
          notarized, is received by the Secretary.
          Any designation of a beneficiary with
          respect to any option shall be deemed
          canceled upon the transfer of such
          option to a trust in accordance with the terms of the Plan.

     k.   Change in Stock, Adjustments.  In the
          event of any merger, reorganization,
          consolidation, recapitalization, stock
          dividend, spin-off, or other change in
          the corporate structure affecting the
          shares, such adjustment shall be made in the aggregate number and class of shares that may be delivered under the Plan, in the number and class of shares that may be subject to an option granted to any individual in any year under the Plan, and in the number, class, and option price of shares subject to outstanding options granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any option shall always be a whole number.

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     l.   Limitations on Transfer.  Options may
          not be transferred, levied, garnished,
          executed upon, subjected to a security
          interest, or assigned to any person
          other than the grantee, except that the
          grantee may transfer an option to a
          trust of the kind described in Section
          6(b). Any such trust as transferee of an option may not (1) dispose of shares received in an exercise of such options until such shares are validly registered or exempt from registration under any applicable exemption from registration under the Securities Act of 1933, as amended, in the opinion of the Corporate
          Secretary or (2) while continuing to
          hold options issued under this plan, be
          amended to change beneficiaries to
          persons other than those permissible
          under Section 6(b). Documents evidencing the transfer of any option and the identity of the transferee shall be in such form as may be required by the Corporate Secretary.

6.   Restricted Stock.  Certain grantees, as
     determined by the Committee, may elect to
     receive restricted shares upon payment for
     the exercise of an option in the form of
     unrestricted common stock.  The grantee will
     receive the same number of unrestricted
     shares as the number of shares surrendered to
     pay the exercise price, while the shares
     received in excess of the number surrendered
     to pay the exercise price may be restricted.
     Such grantees may also elect to deliver
     restricted shares of the Company's common
     stock in payment of the exercise price
     notwithstanding restrictions on
     transferability to which such shares are
     subject.   The Company shall be authorized to
     issue restricted shares of common stock upon such exercises of stock options, subject to the following conditions:

     a. The grantee shall elect a vesting period for the restricted common stock to be received upon exercise of the option of between 6 months and 10 years, subject to rules and procedures established by the Plan Administrator, but in no event may a grantee elect a vesting period shorter than the period provided in paragraph (d) of this Section 6. At any time on or before the 13th calendar month preceding the date on which restrictions on shares of restricted stock would otherwise lapse, the grantee may elect to extend the vesting period on all but not a portion of such shares by six months or any multiple of six months.

     b.   The grantee who receives restricted
          stock may not sell, transfer, assign,
          pledge or otherwise encumber or dispose
          of shares of restricted stock until such time as all restrictions on such stock have lapsed except: (i) to the Company in payment of the exercise price of a stock option issued by the Company under any employee stock option plan adopted by the Company that provides for payment of the exercise price in the form of restricted stock, provided that such payment is made in accordance with the terms of such plan; or (ii) to a trust of which the grantee, the grantee's spouse, or descendants (by blood, adoption, or marriage) of the grantee are the primary beneficiaries and which is a grantor trust treated as owned by the grantee under Subchapter J of the Internal Revenue Code, upon the following terms:

          (A)  the Company receives, prior to such
               transfer, a true copy of the trust
               agreement and an opinion from
               grantee's counsel (1)


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               that the trust will be treated as a
               grantor trust owned by the grantee
               under Subchapter J of the Internal
               Revenue Code at all times until the
               restrictions on such stock lapse or
               the stock is forfeited under the
               terms of its grant, (2) that the
               terms of the trust provide that
               upon the forfeiture of the
               restricted stock under the terms of
               its grant or the earlier
               termination of the trust for
               whatever reason, ownership of the
               restricted stock shall revert to
               the grantee or to the Company, (3)
               that the trustee of such trust may
               not, prior to the lapsing of
               restrictions on such stock, sell,
               transfer, assign, pledge, or
               otherwise encumber or dispose of
               shares of restricted stock except
               to the Company or to the grantee,
               subject to the restrictions
               provided for in this Plan, and (4)
               that, until the restrictions lapse,
               the trustee is not authorized to
               incur liabilities on behalf of the
               trust, other than to the
               beneficiaries of the trust; and

          (B)  the  grantee and the  trustee of
               the trust  shall  execute  stock
               powers in blank to be held in the
               custody of the Company; and

          (C)  the Corporate Secretary of the
               Company may, in his discretion,
               enforce the foregoing transfer
               restrictions by maintaining
               physical custody of the certificate
               or certificates representing such
               shares of restricted stock, by
               placing a restrictive legend on
               such certificates, by requiring the
               grantee and the trustee to execute
               other documents as a pre-condition
               to such transfer, or otherwise.

     c.   A grantee  who  elects to  receive
          restricted  common  stock  upon an
          exercise shall have the right to satisfy tax withholding obligations in the manner provided in Section 8 hereof.

     d. Restricted common stock received in such an exercise or from other plans of the Company may be used for payment of the exercise price of a stock option to purchase shares of the same class, so long as all the shares received as a result of such an exercise are restricted for a period at least as long as, and shall have other terms consistent with the terms of, the restricted common stock used in payment.

     e.   The shares of restricted common stock
          received in an exercise of a stock
          option that continue to be restricted
          shall be forfeited in the event that
          vesting conditions are not satisfied,
          subject to the discretion of the
          Committee, except in the case of death,
          disability, normal retirement, or
          involuntary termination for reasons
          other than for good cause, in which case all restrictions lapse; provided, however, that in no event shall restrictions lapse if the restrictions on shares used to pay for the exercise price pursuant to Section 6(d) would not have lapsed under the same conditions.
          If restricted shares are forfeited, the
          grantee or his representative shall sign any document and take any other action required to assign said restricted shares back to the Company.

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     f.   The grantee will have all the rights of
          a stockholder with respect to shares of
          restricted stock received upon the
          exercise of an option, including the
          right to vote the shares of stock and
          the right to dividends on the stock.
          Unless the Plan Administrator
          establishes alternative procedures, the
          shares of restricted stock will be
          registered in the name of the grantee
          and the certificates evidencing such
          shares shall bear an appropriate legend
          referring to the terms, conditions and
          restrictions applicable to the award and shall be held in escrow by the Company.
          The grantee shall execute a stock power
          or powers assigning the shares of
          restricted stock back to the Company,
          which stock powers shall be held in
          escrow by the Company and used only in
          the event of the forfeiture of any of
          the shares of restricted stock.  A
          certificate evidencing unrestricted
          shares of common stock shall be issued
          to the grantee promptly after the
          restrictions lapse on any restricted
          shares.

     g.   The Plan Administrator shall have the
          discretion and authority to establish
          any rules in connection with the use of
          restricted stock, including but not
          limited to regulating the timing of the
          lapse of restrictions within the six-
          month to ten-year period and prescribing election forms as the Plan Administrator deems necessary or desirable for the orderly administration of such exercises.

7. Reload Options. The Committee may provide that optionees have the right to a reload option, which shall be subject to the following terms and conditions:

     a. Grant of the Reload Option; Number of Shares; Price. Subject to subsections (b) and (c) of this
          Section 7 and to the availability of shares to be optioned under the Plan, if an optionee has an option to purchase shares of any class of common stock (the "original option") with reload rights and pays for the exercise of the original option by surrendering common stock of the same class, the optionee shall receive a new option ("reload option") to purchase the number and class of shares so surrendered (or, if applicable, the number of shares provided for in paragraph (h) of this Section 7) at an exercise price equal to the fair market value of the class of stock on the date of the exercise of the original option. If, in the judgment of the Company's Corporate Secretary, the number of shares available on the exercise of the original options falls below a number sufficient to provide for the grant of reload options and for other purposes under the Plan, the Company's Corporate Secretary may authorize the issuance of reload options from any other plan of the Company's under which sufficient shares are authorized but not issued.

     b.   Minimum Purchase Required.  A reload
          option will be granted only if the
          exercise of the original option is an
          exercise of at least 25% of the total
          number of shares granted under the
          original option (or an exercise of all
          the shares remaining under the original
          option if less than 25% of the shares
          remain to be exercised).

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     c.   Other Requirements.  A reload option:
          (1) will not be granted if the market
          value of the common stock of the Company on the date of exercise of the original option is less than the exercise price of the original option; (2) will not be granted if the grantee is not, on the exercise date, an employee of Sprint or a Sprint subsidiary; (3) will not be granted if the original option is exercised less than one year before the expiration of the original option; and
          (4) with respect to options transferred
          by the grantee to another person in
          accordance with this Plan, reload
          options shall be granted to the grantee
          upon a stock-for-stock exercise by the
          optionee to the same extent as if the
          grantee had exercised the option in a
          similar manner.

     d. Term of Option. The reload option shall expire on the same date as the original option.

     e. Type of Option. The reload option shall be a nonqualified option to purchase shares of the same class of shares as the original option.

     f. No Additional Reload Options. The reload options shall not include any right to a second reload option.

     g.   Date of Grant, Vesting.  The date of
          grant of the reload option shall be the
          date of the exercise of the original
          option.  The reload options shall be
          exercisable in full beginning one year
          from date of grant; provided, however,
          that all shares purchased upon the
          exercise of the original option (except
          for any shares withheld for tax
          withholding obligations) shall not be
          sold, transferred or pledged within six
          months from the date of exercise of the
          original option. The reload option shall become exercisable in full if the optionee terminates employment by reason of the grantee's death, disability, or normal retirement. In no event shall a reload option be exercised after the original option expires as provided in subsection (d) of this Section 7.

     h.   Stock Withholding; Grants of Reload
          Options.  If the other requirements of
          this Section 7 are satisfied, and if
          shares are withheld or shares
          surrendered for tax withholding, a
          reload option will be granted for the
          number of shares surrendered as payment
          for the exercise of the original option
          plus the number of shares surrendered or withheld to satisfy tax withholding. In connection with reload options for officers who are subject to Section 16 of the Securities Exchange Act of 1934, the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with
          Section 16(b) of the Securities Exchange
          Act of 1934 and the rules and
          regulations thereunder, or in order to
          obtain any exemption therefrom.

     i.   Other  Terms and  Conditions.  Except
          as  otherwise  provided  in this Section
          7, all the  provisions  of the  Plan
          shall  apply to  reload options.

8. Stock Withholding Election. When taxes are withheld in connection with the exercise of a stock option by delivering shares of stock in payment of the

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     exercise price, or upon the lapse of
     restrictions on restricted stock received upon the exercise of an option (the date on which such exercise occurs or such restrictions lapse hereinafter referred to as the "Tax Date"), the optionee may elect to make payment for the withholding of federal, state and local taxes, including Social
     Security and Medicare ("FICA") taxes, up to the optionee's marginal tax rate, by one or both of the following methods:

     (i)  delivering  part or all of the payment
          in previously-owned shares of the same class (which shall be valued at fair market, as defined herein, on the Tax
          Date) which shares, if acquired from the Company, must have been held for at least six months;

     (ii) requesting the Company to withhold from those shares that would otherwise be received upon exercise of the option or upon the lapse of restrictions, a number of shares having a fair market value (as defined herein) on the Tax Date equal to the amount to be withheld. The amount of tax withholding to be satisfied by withholding shares from the option exercise is limited to the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law.

     Such  election is  irrevocable  after the Tax
     Date. Any fractional share amount and any additional withholding not paid by the withholding or surrender of shares must be paid in cash. If no timely election is made, cash must be delivered to satisfy all tax withholding requirements.

     If the exercise of an option by an optionee other than the grantee after transfer of the option pursuant to this plan from the grantee to the optionee results in a withholding obligation on the part of the grantee, the grantee may elect to satisfy his withholding obligation by delivery of shares to the Company as permitted in clause (i) above.


9.   Acceleration on a Change in Control

     a.   With respect to any LTIP Option
          outstanding for at least one year or any restricted shares issued under the Plan other than pursuant to Section 6(d), the options shall (subject to the 280G limitations applicable under the 1990
          Stock Option Plan) become exercisable in full and the restrictions shall lapse, as the case may be, upon a change in control of the Company.

     b.   For purposes of this Plan, a "change in
          control of the Company" shall be deemed to have occurred whenever a "Change in Control" occurs for purposes of the Company's 1990 Stock Option Plan, as amended from time to time.

10.  Miscellaneous.

     a.   Amendment.  The Company reserves the
          right to amend the Plan at any time by
          action of the Board of Directors
          provided that no such amendment may
          materially and adversely affect any
          outstanding stock

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

          options without the consent of the
          optionee, and provided that, without
          the approval of the stockholders, no
          such amendment may increase the total
          number of shares reserved for the
          purposes of the Plan.

     b.   Effectiveness of Plan. This Plan shall
          be effective as of February 18, 1995,
          subject to approval  of  Stockholders
          of the Company  prior to February 18,
          1996.

     c.   Rights in Securities.  All certificates
          for shares delivered under the Plan
          shall be subject to such stock-transfer
          orders and other restrictions as the
          Committee may deem advisable under the
          rules, regulations, and other
          requirements of the Securities and
          Exchange Commission, any stock exchange
          upon which the shares are then listed,
          and any applicable federal or state
          securities law, and the Committee may
          cause a legend or legends to be put on
          any such certificates to make
          appropriate reference to such
          restrictions. No optionee or optionee's beneficiary, executor or administrator, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until a stock certificate or certificates for such shares are issued to such person or persons under the terms of the Plan. No adjustment shall be made for dividends
          (ordinary or extraordinary, whether in
          cash, securities or other property) or
          distributions or other rights for which
          the record date is prior to the date
          such stock certificate is issued, except as provided in Section 5(k) hereof.

     d.   Date of Grant.  The grant of an option
          shall be  effective no earlier than the
          date the Committee decides to grant the option, except that grants of reload options shall be effective as provided in Section 7(g) hereof.

     e.   Application  of Funds.  The proceeds
          received by the Company from the sale of stock subject to option are to be added to the general funds of the Company and used for its corporate purposes.

     f.   No Obligation to Exercise Option.
          Granting of an option shall impose no
          obligation on the optionee to exercise
          such option.


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